MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2016

The date of this Supplement is January 4, 2017.

The following changes are made in the Statement of Additional Information (“SAI”) of Mercer Funds:

1.       Effective January 1, 2017, the second paragraph under the section entitled “Management of the Trust” is deleted in its entirety and replaced with the following:

         “The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. The address of the executive officers of the Trust is 99 High Street, Boston, Massachusetts 02110.”

2.       Effective January 1, 2017, in the section entitled “Management of the Trust –Interested Trustee,” on page 34 of the SAI, the information related to Richard L. Nuzum is deleted in its entirety and replaced with the following.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Richard S. Joseph** (52)	Trustee, President, and Chief Executive Officer	Since 2016	Mr. Joseph is President and Head of the US Mercer Delegated Solutions of Mercer Investment Management, Inc. since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investment Management, Inc. since 2005.	7	Mr. Joseph is a trustee of Mercer Trust Company and a director of Mercer Investment Management, Inc.
**	Mr. Joseph is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

3.       Effective January 1, 2017, in the section entitled “Management of the Trust – Officers”, on page 34 of the SAI, the information related to Richard S. Joseph is deleted in its entirety.

4.       Effective January 1, 2017, in the section entitled “Management of the Trust – Qualifications of Trustees” on page 37 of the SAI, the paragraph related to Richard L. Nuzum is deleted in its entirety and replaced with the following:

Richard S. Joseph. Mr. Joseph was appointed to the Board in December 2016 upon the recommendation of the Nominating and Corporate Governance Committee to fill a vacancy on the Board effective January 1, 2017, based on his qualifications and experience. Mr. Joseph has been President and Head of the US Mercer Delegated Solutions of Mercer Investment Management, Inc. since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investment Management, Inc. since 2005.

5.       As of the date of this Supplement, Mr. Joseph does not own any shares of any of the Funds. As of the date of this Supplement, Mr. Joseph does not own any securities issued by the Advisor, the Distributor, or a Subadvisor, or any company controlling, controlled by or under common control with, the Advisor, Distributor or a Subadvisor.

6.       Effective in March 2017, Manny Weiss, Vice President of Mercer Investment Management, Inc. and Mercer Funds will be retiring. Effective upon Mr. Weiss’ retirement, the information related to Mr. Weiss in the section entitled “Management of the Trust – Officers”, on page 35 of the SAI is deleted in its entirety.